                                                                    EXHIBIT (24)
                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the estimated maximum number of shares of the Corporation's common stock expected to be issued to the stockholders of Bowles Hollower Conner & Co. ("BHC") in connection with the acquisition of BHC by the Corporation, and to sign any and all amendments to such Registration Statements.

                      SIGNATURE                                                       CAPACITY
                EDWARD E. CRUTCHFIELD                   Chairman and Chief Executive Officer and Director
              --------------------------
                EDWARD E. CRUTCHFIELD

                   ROBERT T. ATWOOD                     Executive Vice President and Chief Financial Officer
               -------------------------
                   ROBERT T. ATWOOD

                    JAMES H. HATCH                      Senior Vice President and Corporate Controller (Principal Accounting
               --------------------------                     Officer)
                    JAMES H. HATCH

               --------------------------               Director
                    EDWARD E. BARR

                  G. ALEX BERNHARDT                    Director
               --------------------------
                  G. ALEX BERNHARDT

                  W. WALDO BRADLEY                     Director
                -------------------------
                  W. WALDO BRADLEY

                   ROBERT J. BROWN                    Director
                -------------------------
                   ROBERT J. BROWN

                    A. DANO DAVIS                     Director
                 ------------------------
                    A. DANO DAVIS

                    R. STUART DICKSON                 Director
                 ------------------------
                    R. STUART DICKSON

                     B. F. DOLAN                      Director
                  -----------------------
                     B. F. DOLAN

                   RODDEY DOWD, SR.                    Director
                 -------------------------
                   RODDEY DOWD, SR.

                   JOHN R. GEORGIUS                    Director
                --------------------------
                   JOHN R. GEORGIUS

                --------------------------             Director
                  ARTHUR M. GOLDBERG

                /s/ WILLIAM H. GOODWIN, JR.            Director
               --------------------------
                WILLIAM H. GOODWIN, JR.

                      SIGNATURE                         CAPACITY

                  HOWARD H. HAWORTH
              ------------------------------            Director
                  HOWARD H. HAWORTH

                    FRANK M. HENRY
              ------------------------------            Director
                    FRANK M. HENRY

                  LEONARD G. HERRING
              ------------------------------            Director
                  LEONARD G. HERRING

                   JACK A. LAUGHERY
              ------------------------------            Director
                   JACK A. LAUGHERY

                      MAX LENNON
              ------------------------------            Director
                      MAX LENNON

                  RADFORD D. LOVETT
              ------------------------------            Director
                  RADFORD D. LOVETT

                  MACKEY J. MCDONALD
              ------------------------------            Director
                  MACKEY J. MCDONALD

                 MALCOLM S. MCDONALD
              ------------------------------            Director
                 MALCOLM S. MCDONALD

                   JOSEPH NEUBAUER
              ------------------------------            Director
                   JOSEPH NEUBAUER

                 RANDOLPH N. REYNOLDS
              ------------------------------            Director
                 RANDOLPH N. REYNOLDS

                     RUTH G. SHAW
              ------------------------------            Director
                     RUTH G. SHAW

               CHARLES M. SHELTON, SR.
              ------------------------------            Director
               CHARLES M. SHELTON, SR.

                    LANTY L. SMITH
              ------------------------------            Director
                    LANTY L. SMITH

                ANTHONY P. TERRACCIANO
              ------------------------------            Director
                ANTHONY P. TERRACCIANO

              ------------------------------            Director
                   DEWEY L. TROGDON

                      SIGNATURE                         CAPACITY

                    JOHN D. UIBLE
              ------------------------------            Director
                    JOHN D. UIBLE

                     B. J. WALKER
              ------------------------------            Director
                     B. J. WALKER

Dated: February 17, 1998
Charlotte, North Carolina